UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2012

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on February 15, 2012, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), completed the acquisition (the “Acquisition”) of AmSafe Global Holdings, Inc., a Delaware corporation (“AmSafe”), for a total purchase price on a cash free, debt free basis of approximately $750 million in cash from a group controlled by Berkshire Partners LLC and Greenbriar Equity Group LLC. AmSafe is a leading supplier of innovative, highly engineered and proprietary safety and restraint equipment used primarily in the global aerospace industry.

Supplemental Indenture

In connection with the Acquisition and in accordance with the terms of that certain Indenture, dated as of December 14, 2010, as supplemented by the First Supplemental Indenture thereto, dated as of September 22, 2011, and the Second Supplemental Indenture thereto, dated as of December 9, 2011 (collectively, the “Indenture”), by and among TransDigm, TD Group, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), TransDigm, TD Group, AmSafe, AP Global Holdings, Inc., a Delaware corporation (“AP Global Holdings”), AP Global Acquisition Corp., a Delaware corporation (“AP Global Acquisition”), AmSafe Industries, Inc., a Delaware corporation (“AmSafe Industries”), Bridport Holdings, Inc., a Delaware corporation (“Bridport Holdings”), AmSafe, Inc., a Delaware corporation (“AmSafe Inc.”), AmSafe Aviation, Inc., a Georgia corporation (“AmSafe Aviation”), AmSafe Commercial Products, Inc., a Delaware corporation (“AmSafe Commercial”), AmSafe Bridport, Inc., a Delaware corporation (“AmSafe Bridport”), Bridport-Air Carrier, Inc., a Washington corporation (“Bridport-Air”), Bridport Erie Aviation, Inc., a Delaware corporation (“Bridport Erie”), and AmSafe – C Safe, Inc., a Delaware corporation (“AmSafe – C Safe” and, collectively with AmSafe, AmSafe Global, AP Global Holdings, AP Global Acquisition, AmSafe Industries, Bridport Holdings, AmSafe Inc., AmSafe Aviation, AmSafe Commercial, AmSafe Bridport, Bridport-Air and Bridport Erie, the “AmSafe Entities”), certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a Third Supplemental Indenture to the Indenture, dated as of February 15, 2012 (the “Supplemental Indenture”). Pursuant to the terms of the Supplemental Indenture, the AmSafe Entities agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture.

Amendment No. 1 to Term Loan Credit Facility

In connection with the Acquisition and in accordance with the terms of that certain Credit Agreement, dated as of February 14, 2011, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse AG, as administrative agent and collateral agent (the “2011 Agent”), and the other agents and lenders named therein (as amended, the “2011 Senior Secured Credit Facility”), TransDigm, TD Group, the subsidiaries of TransDigm named therein, the 2011 Agent and the other agents and lenders named therein entered into an Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012 (the “2011 Amendment”). The 2011 Amendment provides for an additional term loan facility to TransDigm consisting of “Tranche B-2 Term Loans” in the aggregate principal amount of $500 million (the “Incremental Tranche B-2 Term Facility”), which Incremental Tranche B-2 Term Facility was fully drawn on February 15, 2012. The proceeds of the Incremental Tranche B-2 Term Facility were used to pay a portion of the purchase price of and related transaction expenses associated with the Acquisition. The terms and conditions that apply to the Incremental Tranche B-2 Term Facility are substantially the same as the terms and conditions that apply to the existing “Tranche B-1 Term Loans” under (and as defined in) the 2011 Senior Secured Credit Facility. In addition, the Amendment provides for a modification to the incremental term loan facility by excluding the Incremental Tranche B-2 Term Facility from the calculation of the availability thereunder.

Assumption Agreement to Revolving Credit Facility

On February 15, 2012, TransDigm, TD Group and the subsidiaries of TransDigm named therein entered into an Incremental Revolving Credit Assumption Agreement (the “Assumption Agreement”) to its Credit Agreement, dated as of December 6, 2010, as amended by the Amendment No. 1, dated as of March 25, 2011, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse AG, as administrative agent and collateral agent, and the other agents and lenders named therein (as amended, the “2010 Senior Secured Credit Facility”). The Assumption Agreement provides for additional revolving commitments to TransDigm in an aggregate principal amount of $65 million. No borrowings, other than the issuance of certain letters of credit, were made under the 2010 Senior Secured Credit Facility on February 15, 2012.

Joinder Agreements

On February 15, 2012, in connection with the Acquisition and in accordance with the terms of (i) the 2010 Senior Secured Credit Facility and (ii) the 2011 Senior Secured Credit Facility, the AmSafe Entities and Credit Suisse AG entered into Joinder Agreements to the 2010 Senior Secured Credit Facility and the 2011 Senior Secured Credit Facility and Supplement No. 3. to the Guarantee and Collateral Agreement (as defined below) (collectively, the “Joinder Agreements”). Pursuant to the terms of the Joinder Agreements, each AmSafe Entity has agreed that it will be deemed to be a “Loan Party” and a “Loan Guarantor” for all purposes of the 2010 Senior Secured Credit Facility and the 2011 Senior Secured Credit Facility and a “Grantor” under the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated as of December 6, 2010, as further amended and restated as of February 14, 2011 (the “Guarantee and Collateral Agreement”), among TransDigm, TD Group, the subsidiaries of TransDigm named therein and Credit Suisse AG, as administrative agent and collateral agent.

The lenders and the agents (and each of their respective subsidiaries or affiliates) of the 2010 Senior Secured Credit Facility and the 2011 Senior Secured Credit Facility have in the past provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, trust, leasing services, foreign exchange and other advisory services to, or engage in transactions with, TransDigm and TD Group and their respective subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from TransDigm and TD Group and their respective subsidiaries or affiliates for such services.

The above summaries of the Supplemental Indenture, 2011 Amendment, the Assumption Agreement and the Joinder Agreements are qualified in their entirety by reference to the Supplemental Indenture, 2011 Amendment, the Assumption Agreement and the Joinder Agreements, which are attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Third Supplemental Indenture, dated as of February 15, 2012, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012, relating to Credit Agreement, dated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent.

10.2	Incremental Revolving Credit Assumption Agreement, dated as of February 15, 2012, relating to the Credit Agreement, dated as of December 6 , 2010 (as amended by Amendment No. 1 dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

10.3	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe – C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended.

10.4	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe – C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011, as amended.

10.5	Supplement No. 3. dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe – C Safe, Inc. and Credit Suisse AG, as agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

Dated: February 21, 2012

EXHIBIT INDEX

4.1	Third Supplemental Indenture, dated as of February 15, 2012, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012, relating to Credit Agreement, dated as of February 14, 2011, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent.

10.2	Incremental Revolving Credit Assumption Agreement, dated as of February 15, 2012, relating to the Credit Agreement, dated as of December 6 , 2010 (as amended by Amendment No. 1 dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

10.3	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe – C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of December 6, 2010, as amended.

10.4	Joinder Agreement, dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe – C Safe, Inc. and Credit Suisse AG, as agent, to the Credit Agreement, dated as of February 14, 2011, as amended.

10.5	Supplement No. 3. dated as of February 15, 2012, among AmSafe Global Holdings, Inc, AP Global Holdings, Inc., AP Global Acquisition Corp., AmSafe Industries, Inc., Bridport Holdings, Inc., AmSafe, Inc., AmSafe Aviation, Inc., AmSafe Bridport, Inc., AmSafe Commercial Products, Inc., Bridport-Air Carrier, Inc., Bridport Erie Aviation, Inc., AmSafe – C Safe, Inc. and Credit Suisse AG, as agent.